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                                  Exhibit 10.10


                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT

BioFactors, Inc.
1746 Cole Boulevard
Suite 265
Golden, CO 80401

Ladies and Gentlemen:

                  1. Purchase and Sale of the Units. The Company has authorized the issuance and sale of up to 10 Units to the purchasers hereunder (individually, a "Purchaser," and collectively, the "Purchasers") pursuant to the terms of the offer set forth in this Unit Subscription Agreement (this "Agreement") dated as of May 17, 1996.


                           1.1      Description of the Units.  Each Unit shall
consist of:

                                    (a)     a promissory note of the Company in
the principal amount of Fifty Thousand Dollars ($50,000), bearing simple interest at the rate of 10% per annum from the Closing (as defined below) (computed on the basis of a 360-day year consisting of twelve 30-day months), substantially in the form set forth in Exhibit A hereto (herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor). The Notes shall mature and the principal and all accrued interest payable thereon shall become due and payable in full upon the earlier of (i) the closing of the Company's proposed initial public offering of its securities with gross proceeds of at least $5,000,000 ("IPO"), as defined below, or (ii) at the close of business on September 30, 1996. The terms of the Notes may be amended by Purchasers holding more than 50% of the aggregate outstanding principal amount of the Notes.

                                    (b)     fifteen thousand (15,000) shares of
the Company's common stock, $0.01 par value per share ("Common Stock") (herein referred to individually as a "Share" and collectively as the "Shares") (a Note and the Shares being, a "Unit"). The purchase price shall equal $0.50 per Share (a total of $7,500 per Unit), which is hereby agreed to be the fair market value per share of such Common Stock.

                           1.2      Agreement to Purchase.  Subject to the terms
and conditions of this Agreement, each Purchaser agrees, severally, but not jointly, to purchase at the Closing, and the Company agrees to sell and issue to each Purchaser at the Closing, Units as set forth opposite each such Purchaser's name on the Schedule of Purchasers attached hereto as Schedule A at the purchase price set forth thereon.




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                  1.3 Acceptance or Rejection.

                      (a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Units in whole or part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

                      (b) The undersigned understands and agrees that the subscriptions may be revoked provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Company at least two business days prior to the Closing.

                      (c) In the event of rejection of this subscription, or in the event the sale of the Units subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Units.

                  1.4 Closings.

                      (a) The initial closing of this offering shall take place at 10:00 a.m., Denver time, on May 17, 1996, (or such other date as the Company may establish) at the offices of Davis, Graham & Stubbs, LLP, 370 Seventeenth Street, Suite 4700, Denver, Colorado, or at such other date, time and place as shall be designated by the Company (the "Closing," which term also shall include any subsequent closing described below). At or promptly after the Closing, the Company will execute and deliver the Notes and the certificates evidencing the Shares, each dated the date of the Closing, to the Purchasers, in the respective principal amounts set forth on Schedule A, against delivery by the Purchasers of the full purchase price for the Units by wire transfer of the purchase price to the account designated by the Company not less than two (2) business days prior to the date of the Closing. The initial Closing is not contingent on a minimum number of Units being subscribed for.

                     (b) If fewer than 10 Units are sold at the initial Closing, the Company may issue additional Units at one or more subsequent closings held on or before July 31, 1996, which date may be extended by the Company, without notice to the Purchasers, for an additional period not to exceed 30 days. Upon execution of counterpart signature pages to this Agreement any additional purchaser purchasing Units at any such subsequent closing shall be added to Schedule A and shall be deemed to be a Purchaser for purposes of this Agreement. The date of the final purchase and sale of the Notes shall be referred to herein as the "Final Closing.

         2. Acceptance or Rejection of Subscription. The Company reserves the right to reject any subscription for the Units, in whole or in part, at any time prior to the Closing, if the Company deems such action to be in its best interests. In the event of rejection, any subscription




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moneys tendered shall be returned to the Purchaser and this Agreement with respect to such Purchaser shall have no force and effect.

         3.  Planned Initial Public Offering: Lock-Up; Registration Rights.

         3.1 IPO. The term "IPO" as used herein shall mean the proposed initial public offering of the Company's securities with gross proceeds of at least $5,000,000 pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"). There can be no assurances that a registration statement ("Registration Statement") will be filed or, if filed, will be declared effective by the Securities and Exchange Commission (the "Commission") or, if the Registration Statement is declared effective by the Commission, that the Company will be able to consummate such IPO.

         3.2 Lock-Up. Notwithstanding Section 3.3 below, to facilitate the closing of the IPO, the undersigned hereby agrees that the Shares may not directly or indirectly be sold, offered for sale, assigned, hypothecated, pledged, transferred, distributed or otherwise disposed of for a period beginning on the date of the Closing and ending eighteen (18) months after the Effective Date (the "Holding Period"), unless the managing underwriter of the IPO, in its sole discretion, agrees to the sale of all or part of such securities at an earlier date. The undersigned further consents to the placing of legends and stop-transfer orders with the Transfer Agent of the Company's securities with respect to any of such securities registered in the name of the undersigned or beneficially owned by the undersigned. The parties hereto agree that the managing underwriter is intended to be a third-party beneficiary of this Subscription Agreement and that no modification of the "lock-up" provisions contained in this Section 3.2 may be made without the prior written consent of the managing underwriter. The undersigned further agrees to execute any standalone lock-up agreement as may be requested by the managing underwriter.

         3.3 Piggyback Registration. Subject to Section 3.2, at any time commencing 12 months after the date of issuance of the Units and expiring two years thereafter, if (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Act, in connection with the public offering of such securities (other than in connection with a merger, acquisition or exchange offer on Form S-4, a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating solely to a Rule 145 transaction or pursuant to Form S-8 or successor forms), the Company will give each Purchaser written notice by registered or certified mail at least thirty (30) days prior to the filing of each such registration statement, to the holder(s) of the Shares, of such registration. Upon the written request of any Purchaser given within ten (10) days after receipt of such notice by the Purchaser of his desire to include any Shares in such proposed registration statement, the Company shall afford such Purchasers the opportunity to have any such Shares registered under the registration statement.

         Notwithstanding the provisions of this Section 3.3, the following conditions shall apply:

         (a) The Company shall have the right at any time after it shall have given written notice pursuant to this Section 3.3 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed



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registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         (b) If any registration pursuant to this Section 3.4 shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s).

         (c) If the managing underwriter in an underwritten public offering of securities shall advise the Company in writing that inclusion of some or all of the Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities to be offered by, the Company, in respect of which registration was originally to be effected, then the number of Shares to be included in the registration statement may be reduced pro rata (by the number of shares) among the holders of Shares requesting registration or excluded in their entirety, if so required by the underwriter, in which event, the Company will give priority for inclusion in such registration statement (i) first, to shares of Common Stock the Company proposes to sell, if any, (ii) second, to shares of Common Stock requested to be included by holders of securities subject to that certain Investors' Rights Agreement dated as of June 1, 1994, by and among the Company and the Investors named therein, as amended, and to securities held by the managing underwriter and/or Joseph Stevens & Company, L.P. ("Joseph Stevens"), if any, (iii) third, to shares of Common Stock requested to be included by holders of securities issued pursuant to that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, by and among the Company and the Purchasers named therein, as amended, and
(iv) fourth, to the Shares requested to be included and securities requested to be included by Pari Passu Holders, pro rata among the holders of such securities on the basis of the number of shares held. "Part Passu Holders" shall mean (A) holders of securities issued pursuant to that certain Secured Note and Stock Purchase Agreement dated as of December 1, 1995 by and among the Company and the Purchasers named therein, as amended, (B) holders of securities issued pursuant to that certain Unsecured Note and Stock Purchase Agreement dated as of February 1, 1996 by and among the Company and the Purchasers named therein, as amended and (C) holders, if any, of registrable securities issued pursuant to a bridge financing in an amount equal to or greater than $500, 000, for which the managing underwriter and/or Joseph Stevens acted as placement agent.

         (d) No Purchaser shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.3.

         3.4 COVENANTS WITH RESPECT TO REGISTRATION. Whenever required under
Section 3.3 to effect the registration of any Shares:

         (a) The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as, in the opinion of counsel to the Company, may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.




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         (b) Before filing any registration statement or any amendment thereto that includes any Shares, the Company shall furnish to the holders of the shares to be included in such registration statement copies of the sections in the registration statement that includes information relating to the holders of the Shares for their review and comment and each holder of Shares agrees that he or it shall provide the Company and the managing underwriter, if any, with all information regarding the holder of the Shares that is reasonably requested to be included in the registration statement.

         (c) The Company shall furnish to such Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Shares owned by them.

         (d) The Company shall use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchasers; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

         (e) If requested by the managing underwriter in the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) The Company shall notify each Purchaser, at any time when a prospectus is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) The Company shall cause all such securities registered pursuant hereto to be listed on each securities exchange or automated inter-dealer quotation system on which similar securities issued by the Company are then listed.

         (h) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3.3 with respect to the Shares of any selling Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Purchaser's securities.

         (i) The Company shall pay all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3.3, including (without limitation) all registration, filing and qualification fees,




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printers' and accounting fees, fees and disbursements of counsel for the
Company (but not including any fees and expenses of counsel or other professionals retained by the Purchasers) shall be borne by the Company.

         3.5 Indemnification.

         (a) Indemnification of Holder of Shares. In the event that the Company registers any of the Shares under the Act, the Company will indemnify and hold harmless Purchaser from and against any and all losses, claims, damages, expenses or liabilities to which he becomes subject under the Act and, except as hereinafter provided, will reimburse Purchaser for any legal or other expenses, if any, reasonably incurred by him in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless (i) such untrue statement or omission was made in such registration statement, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by Purchaser expressly for use therein or (ii) such violation arises from the failure of Purchaser to comply with any legal requirement applicable to him to deliver a copy of the prospectus or any supplements or amendments thereto after the Company has furnished Purchaser with a sufficient number of copies of the same. Promptly after receipt by Purchaser of notice of the commencement of any action in respect of which indemnity may be sought from the Company, Purchaser shall notify the Company in writing of the commencement thereof and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel selected by the Company, who shall be counsel reasonably satisfactory to Purchaser), and the payment of expenses insofar as such action shall relate to any alleged liability of which indemnity may be sought against the Company. Purchaser shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company. The Company shall not be required to indemnify any person for any settlement of any such action effected without the Company's prior written consent. The Company shall not, except with the approval of each party being indemnified under this Section, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

         (b) Indemnification of the Company. In the event that the Company registers any of the Shares under the Act, Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Shares so registered (including any broker or dealer through whom the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Act from and against any losses, claims, damages, expenses or liabilities, joint or several, to which they become or any of them may become subject under the act and, except as hereinafter provided, will reimburse the Company, and each such director, officer, underwriter or





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controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or in any preliminary prospectus or prospectus (as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by Purchaser expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against Purchaser, the Company will notify Purchaser in writing of the commencement thereof, and Purchaser shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of Purchaser, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar relate to the alleged liability in respect of which indemnity may be sought against Purchaser. The Company and officer, underwriter or controlling person to employ separate counsel in any such action the defense thereof, but the fees and expenses of such counsel shall not be at the expense of Purchaser. Purchaser shall not be required to indemnify any person for any settlement of any such action effected without Purchaser's consent.

         3.6 No Transfer. The registration rights granted by Section 3.3 hereof shall not be transferable or assumable without the Company's prior written consent. Any purported transfer or assignment in violation of this provision shall be void.

         4. Representations and Warranties of the Purchasers. Each Purchaser severally, but not jointly, hereby represents and warrants to, and agrees with, the Company that:

         4.1 Such Purchaser is aware that the investment in the Units involves a high degree of risk of loss of his or its entire investment.

         4.2 Such Purchaser has received the unaudited balance sheets of the Company as of December 31 1995 and the unaudited income statement for the year ended December 31, 1995 (the "Financial Statements"), and understands and acknowledges that there is no assurance as to the future performance of the Company.

         4.3 Such Purchaser understands and acknowledges that there may be certain adverse tax consequences to him or it in connection with his or its purchase of the Units (including, but not limited to, the tax consequences described in Section 6) that the Company is not giving and has not given any advice on the tax consequences of the investment and that the Company has advised all Purchasers to seek the advice of their own experts in such areas prior to making this investment.

         4.4 This Agreement has been duly executed and delivered by such Purchaser and constitutes the Purchaser's valid and legally binding obligations. enforceable in accordance with its terms. Each Purchaser represents that he or it has full power and authority to enter into this Agreement.



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         4.5 The Confidential Investor Questionnaire being delivered by the
Purchaser to the Company simultaneously herewith is true, complete and correct in all material respects, and the Purchaser understands that the Company has determined that the exemption of the Units from the registration provisions of the Securities Act pursuant to Regulation D thereof, which is available for non-public offerings, is applicable to the offer and sale of the Units, and that such determination is based in part upon the representations, warranties and agreements made by the Purchaser herein and in the Subscriber's Confidential Investor Questionnaire.

         4.6 The Note and the Shares to be received by such Purchaser pursuant to the terms hereof (collectively. the "Securities"), will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. Notwithstanding such representations, the undersigned realizes that the basis for the exemption may not be present if the undersigned has in mind merely acquiring the Securities for a fixed or determined period in the future. or for a market rise or for sale if the market does not rise. The undersigned does not have any such intention.

         4.7 Such Purchaser understands that the Securities he or it is receiving hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances, in particular, the Securities may not be sold pursuant to Rule 144 promulgated under the Act ("Rule 144") unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein and in the certificates for the Shares, the Company is under no obligation to register the Units or any of the components of the Units on his or its behalf or to assist him or it in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Units and the components of the Units are further restricted by state securities laws and the provisions of this Agreement.

         4.8 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth and an investment in the Units will not cause such overall commitment to become excessive.

         4.9 The undersigned is not relying on the Company, or its affiliates, with respect to economic considerations involved in this investment. The undersigned represents and warrants that he or it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and has obtained, in his or its own judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. The undersigned further represents and warrants that he or it has not utilized any person as a purchaser representative as such term is defined in Regulation D in connection with evaluating such merits and risks, but rather has relied solely upon his or its own investigation in making a decision to invest in the Company.




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

         4.10 No representations or warranties have been made to the Purchaser by the Company or any of its directors, agents, employees or affiliates; and in entering into this transaction the Purchaser is not relying upon any information other than that contained in the Financial Statements and the results of independent investigations, if any, by the Purchaser.

         4.11 The undersigned represents and warrants that he or it has had a reasonable opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to his or its investment and all such questions have been answered to the Purchaser's full satisfaction; the Purchaser further represents and warrants that he or it has had reasonable opportunity to obtain all the information he or it considers necessary or appropriate for deciding whether to purchase the Units.

         4.12 The undersigned represents and warrants that he or it is an "Accredited Investor" within the meaning of Rule 501 (a) of Regulation D, promulgated under the Act.

         4.13 The address set forth on the signature page hereto is the Purchaser's true and correct domicile, and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction.

         4.14 Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of the Securities unless there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except if reasonably requested by the Company.


         4.15 It is understood that the Securities may bear one or all of the following legends:

         (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT
TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS PURSUANT
TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO
THE CORPORATION, OR OTHER OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.




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

         (b) Any legend required by the laws of the State of Delaware or applicable state securities laws.

         5. Conditions of Purchaser's Obligations at Closing. The obligations of each Purchaser under subsection 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:

         5.1 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with, and shall have obtained all necessary consents, approvals and waivers as are necessary or appropriate for consummation of the transactions contemplated by this Agreement, on or before the Closing.

(b) Qualifications. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Units.

         6. Certain Tax Consequences. Each Purchaser hereby acknowledges that for federal income tax purposes the purchase price of each Unit is required to be allocated between the Note and the Shares, that the amount allocable to the Note will be less than the principal amount of the Note, and that the allocation of consideration made herein between the Note and the Shares (being $42,500 and $7,500, respectively, per Unit) shall be binding upon each Purchaser unless such Purchaser explicitly discloses on its tax return that it is making a different allocation. It is further understood that such allocation does not bind the Internal Revenue Service ("IRS"), and in the event the IRS determines that the fair market value of the Shares is greater than the Purchase Price of the Shares set forth in Section 1.1(b), the cost basis of the Note would have to be reduced by the amount of such excess and the Note would be deemed to be issued at a further discount. Individual cash basis holders of Notes must report the difference between the allocated cost of the Notes and the aggregate principal and interest received as ordinary income upon payment of the Notes. Other Note holders are subject to the rules under Internal Revenue Code Sections 1281-1283 regarding the ratable accrual of the discount and interest on short-term obligations. Gain on the sale or exchange of a discounted Note will be ordinary income up to the accrued portion of the discount and interest.

         7. Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.




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                  8.  Miscellaneous.

                  8.1 Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

                  8.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado, disregarding any Colorado principles of conflicts of laws that otherwise would provide for the application of the substantive laws of another jurisdiction.

                  8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                  8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.6 Notices. Unless otherwise provided, all notices, offers, acceptances and any other acts required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon receipted delivery by facsimile transmission, one (1) day after deposit with Federal Express or similar air courier, two (2) days in the case of non-U.S. purchasers, or four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address indicated below for such party, or at such other address as such party may designate by ten (10) days' advance written notice to the other, as follows:


Purchaser:                          At the address designated on the appropriate
                                    signature page of this Agreement.

The Company:                        BioFactors, Inc.
                                    1746 Cole Boulevard, Suite 265
                                    Golden, CO 80401
                                    Attn: General Counsel
                                    Fax:    303-271-9493

                  8.7 Entire Agreement; Amendments and Waivers. This Agreement and the Notes constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing a majority of the aggregate principal amount of all of the Notes then outstanding. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon each holder of any securities acquired under this Agreement at the time outstanding (including securities, if any, for which any such securities are convertible or exercisable), each future holder of all such securities, and the Company.

                  8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

                  IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___________ day of _________________, 1996.

___________________            x $50,000 Per Unit              = $______________
Units Subscribed For                                           Purchase Price


Manner in which Title is to be held (Please Check One):

Purchase Price

1.       Individual

2.       Joint Tenants with Right
         of Survivorship

3.       Community Property

4.       Tenants in Common

5.       Corporation/Partnership/
         Limited Liability Company

6.       IRA

7.       Trust/Estate/Pension or
         Profit Sharing Plan
         Date Opened:____________

8.       As a Custodian for
         _________________________
         Under the Uniform Gift to
         Minors Act of the State
         of ______________________

9.       Married with Separate
         Property

10.      Keogh

11.      Tenants by the Entirety

--------------------------------------------------------------------------------

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
              INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGES 14 AND 15.
          SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGES 16 AND 17.

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                          EXECUTION BY NATURAL PERSONS

--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held


Name (Please Print)                        Name of Additional Purchaser

Residence: Number and Street               Address of Additional
                                           Purchaser

City, State and Zip Code                   City, State and Zip Code

Social Security Number                     Social Security Number

                                           /s/ ALAN GRODKO
                                           ----------------------------
                                           Alan Grodko

                                           /s/ JEFFREY GRODKO
                                           ----------------------------
                                           Jeffrey Grodko

                                           /s/ MORRIS HUSARSKY
                                           ----------------------------
                                           Morris Husarsky

                                           /s/ EDUARDO J. SABAL
                                           ----------------------------
                                           Eduardo J. Sabal
                                           Attorney-in-fact for
                                           Juana Elsaca Sauc

(Signature)                                (Signature of Additional
                                           Purchaser)



ACCEPTED this __________ day of _________________, 1996, on behalf of the
Company.

                                    BIOFACTORS, INC.



                                    By: /s/ ESMOND T. GOEI
                                       ----------------------------------
                                    Name:  Esmond T. Goei
                                    Title: President and CEO

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                          ACKNOWLEDGMENT FOR INDIVIDUAL

State of New York                                    )
                                                     ) ss.:
County of New York                                   )

                  The foregoing instrument was acknowledged before me this 28th day of May, 1996, by Irwin M. Gross.

                                             /s/ IRWIN M. GROSS
                                             -----------------------------
[SEAL]                                               Notary Public

My commission expires:                       Residing at:

March 25, 1997                               [NOTARY STAMP]
---------------------------------            -----------------------------

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                          ACKNOWLEDGMENT FOR INDIVIDUAL

State of New York                                    )
                                                     ) ss.:
County of New York                                   )

                  The foregoing instrument was acknowledged before me this 28th day of May, 1996, by Irwin M. Gross.

                                             /s/ IRWIN M. GROSS
                                             -----------------------------
[SEAL]                                               Notary Public

My commission expires:                       Residing at:

March 25, 1997                               [NOTARY STAMP]
---------------------------------            -----------------------------

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                          ACKNOWLEDGMENT FOR INDIVIDUAL

State of New York                                    )
                                                     ) ss.:
County of New York                                   )

                  The foregoing instrument was acknowledged before me this 28th day of May, 1996, by Irwin M. Gross.

                                             /s/ IRWIN M. GROSS
                                             -----------------------------
[SEAL]                                               Notary Public

My commission expires:                       Residing at:

March 25, 1997                               [NOTARY STAMP]
---------------------------------            -----------------------------

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                          ACKNOWLEDGMENT FOR INDIVIDUAL

State of Nevada                                      )
                                                     ) ss.:
County of Clark                                      )

                  The foregoing instrument was acknowledged before me this 15th day of May, 1996, by Eduardo Sabal.
                          as Attorney-In-Fact for
                          Juana Elsaca Saud

                                             /s/ ELENA ALLRED
                                             -----------------------------
[SEAL]                                               Notary Public

My commission expires:                       Residing at:

5/1/98                                       Las Vegas, Nevada
---------------------------------            -----------------------------

                                                     [NOTARY STAMP]

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)

--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Offices:

Federal Taxpayer Identification

                                      Heleric Trading Ltd.

                                      By: /s/ LESTER SLOANE
                                         -------------------------
                                      Name:  Lester Sloane
                                      Title: Vice President


                                      Milchman Family Partners, Inc.

                                      By: /s/ ERNEST MILCHMAN
                                         -------------------------
                                      Name:  Ernest Milchman
                                      Title: President

[seal]

(If Entity is a Corporation)

                                      Address

                                      Taxpayer Identification Number

                  ACCEPTED this _____ day of _________________,1996, on behalf of the Company.

                                      BIOFACTORS, INC,

                                      By:

                                      Name:
                                      Title:

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                 ACKNOWLEDGMENT FOR CORPORATION OR OTHER ENTITY

State of New York   )
                    ) ss.:
County of Bronx     )

                  The foregoing instrument was acknowledged before me this 29th day of May, 1996, by Ernest Milchman, an officer of Milchman Family Partners, Inc., a New York corporation.

[SEAL]   GLORIA R. GORDON                       Gloria R. Gordon
        COMMISSIONER OF DEEDS              --------------------------
      CITY OF NEW YORK NO. 3-2034                 Notary Public
       COMM. EXPIRES JULY 1, 1996



My Commission expires:                     Residing at:


                                           Yonkers, N.Y.
------------------------------------

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                 ACKNOWLEDGMENT FOR CORPORATION OR OTHER ENTITY

State of New York   )
                    ) ss.:
County of Queens    )

                  The foregoing instrument was acknowledged before me this 12th day of June, 1996, by Lester Slone, a Vice President of Heleric Trading Ltd., a New York corporation.

[SEAL]                                     /s/ PAUL SILITSKY
                                           --------------------------------
                                                  Notary Public


My Commission expires:                     Residing at:


   3/30/97
------------------------------------       ---------------------------------

                                                     PAUL SILITSKY
                                           NOTARY PUBLIC STATE OF NEW YORK
                                                    NO. 41-4743355
                                              Qualified in Queen's County
                                           Comission Expires March 30, 1997

                                BIOFACTORS, INC.
                           UNIT SUBSCRIPTION AGREEMENT
                                  MAY 17, 1996

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS

============================================================
NAME OF PURCHASER     PRINCIPAL AMOUNT      NO. OF SHARES OF
                           OF NOTE            COMMON STOCK
------------------------------------------------------------
Juana Elsaca Saud         $75,000.00             22,500
------------------------------------------------------------
   Alan Grodko            $50,000.00             15,000
------------------------------------------------------------
 Jeffrey Grodko           $50,000.00             15,000
------------------------------------------------------------
 Morris Husarsky          $50,000.00             15,000
------------------------------------------------------------
 Milchman Family          $50,000.00             15,000
 Partners, Inc.
------------------------------------------------------------
Heleric Trading,          $25,000.00              7,500
      Ltd.
============================================================

                                BIOFACTORS, INC.
                               FIRST AMENDMENT TO
                           UNIT SUBSCRIPTION AGREEMENT

                  THIS FIRST AMENDMENT TO UNIT SUBSCRIPTION AGREEMENT (this "Amendment") is entered into as of the 1st day of October, 1996, by and among BioFactors, Inc., a Delaware corporation ("BioFactors" or the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Holders") and amends that certain Unit Subscription Agreement dated as of May 17, 1996, by and among the Company and the Purchasers named therein (the "Unit Agreement").

                                    RECITALS

                  WHEREAS, the Majority Holders are the holders of unsecured promissory notes of the Company (the "Notes") and shares (the "Shares") of common stock of the Company (the "Common Stock"), $0.01 par value per share, issued pursuant to the Unit Agreement and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, pursuant to Section 8.7 of the Unit Agreement, can bind each holder of Notes or Shares outstanding as of the date of this Agreement;

                  WHEREAS, the Company has entered into a letter of intent with Chatfield Dean & Co. ("Chatfield Dean"), providing for underwriting and financial advisory services (the "Underwriting");

                  WHEREAS, as a condition precedent to the Underwriting, the Company is required to enter into a definitive agreement with Voice Plus, Inc., a California corporation ("Voice Plus"), for the formation of a holding company ("Registrant") and the merger of each of BioFactors (the "BFI Merger") and Voice Plus with and into separate, wholly-owned subsidiaries of Registrant, concurrently with Chatfield Dean's Underwriting of the initial public offering of Registrant's securities pursuant to a registration statement filed under the Securities Act of 1933 (the "IPO");

                  WHEREAS, upon the consummation of the BFI Merger, the Company's stockholders, including the Majority Holders, are to receive shares of common stock of Registrant ("Registrant Common Stock") in exchange for the BioFactors Common Stock held by them in a three-for-four (three shares of common stock of Registrant for every four shares of BioFactors Common Stock) conversion, or such other ratio as Chatfield Dean may determine is necessary;

                  WHEREAS, as a further condition precedent to the Underwriting, the Company is required to enter into agreements amending the terms of outstanding securities including, in particular, this Amendment providing for the consent of the Majority Holders (a) to extend the Maturity date of the Notes to provide additional time to accomplish the IPO, (b) to effect the mandatory conversion at the IPO of all accrued interest on the Notes into common stock of Registrant, (c) to amend and coordinate the registration rights granted in connection with the Shares and certain other shares of its Common Stock and securities convertible into or exercisable for its Common Stock, and (d) to effect certain other amendments to the Unit Agreement;

                  WHEREAS, as consideration for the agreements herein, the Company will cause Registrant to issue warrants to holders of the Notes; and

                  WHEREAS, the Company and the Majority Holders desire to enter into this Amendment to facilitate the Underwriting, it being acknowledged that the Underwriting will be of substantial benefit to the Company and to the Majority Holders.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereby agree as follows:

                  1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Unit Agreement.

                  2. Amendments. The Majority Holders hereby agree to amend the Unit Agreement as follows:

                           (a)      Maturity Date Extension; Conversion of
Accrued Interest. Section 1.1(a) of the Unit Agreement is hereby amended in its entirety, as follows:

                  "1.1(a) a promissory note of the Company in the principal amount of Fifty Thousand Dollars ($50,000), bearing simple interest at the rate of 10% per annum from the Closing (computed on the basis of a 360-day year consisting of twelve 30-day months), substantially in the form set forth in EXHIBIT A hereto (herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor). The Note shall mature and the principal and all accrued interest thereon shall become due and payable in full at the close of business on March 31, 1997; provided, however, that in the event the IPO (defined below) is consummated prior to the Maturity Date, the principal of the Notes shall be paid in full within five business days of the receipt by Registrant (defined below) of the proceeds of the IPO and all accrued interest on the Notes calculated through the IPO closing date shall be converted into common stock of Registrant at a conversion price equal to the price per share to the public in the IPO (the "IPO Price"). In connection with such conversion, no fractional shares of common stock shall be issued; instead, the number of shares of common stock otherwise issuable will be rounded up to the next whole share."

                           (b)      Registration Rights.  Section 3 of the Unit
Agreement is hereby amended in its entirety, as follows:

                  "3.      Planned Initial Public Offering; Registration Rights.

                           3.1 Initial Public Offering. The term "IPO" as used
                  herein shall mean the proposed initial public offering of the Company's securities, or the securities of a holding company formed to hold the capital stock of BioFactors (such entity, whether the Company or a holding company, being referred to herein as, the "Registrant" and the Common Stock of such entity being "Registrant Common Stock"), pursuant to an effective registration statement filed under the Securities

                  Act of 1933, as amended. The undersigned understands and agrees that there can be no assurances that a registration statement will be filed or, if filed, will be declared effective by the Securities and Exchange Commission (the "Commission") or, if the registration statement is declared effective by the Commission, that Registrant will be able to consummate such IPO.

                           3.2 Registration Rights. Upon the execution of the
                  Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT B (the "Rights Agreement"), the Purchasers will become parties to the Rights Agreement and the Shares, and any shares of common stock issuable upon the the exercise or conversion of any securities issued pursuant to this Agreement, shall become subject thereto."

                  3. Waiver, The Majority Holders hereby agree to waive defaults, if any, on the Notes occurring prior to the Date hereof.

                  4. Automatic Conversion. The Majority Holders hereby consent to the automatic conversion upon the consummation of the IPO of all accrued interest on the Notes, at a conversion price and calculated as set forth in Section 1.1(a) of the Unit Agreement, into Common Stock of Registrant.

                  5. Issuance of Additional Warrants. In consideration of the agreements herein, the Company hereby agrees that, upon the closing of the IPO, the payment of the principal of the Notes and the conversion of the accrued interest thereon, the Company shall, for no additional monetary consideration, cause Registrant to issue and deliver to each holder of Notes, a warrant to purchase seventy-five (75) shares of Registrant Common Stock for each One Thousand Dollars ($1,000) in original principal amount of such holder's Notes at an exercise price equal to 120% of the IPO Price (the "Warrants").

                  6. Proxy. The undersigned hereby irrevocably appoints John Black as the undersigned's attorney and proxy, with full power of substitution, to vote or to consent in writing in lieu of a vote or meeting with respect to all of the Shares held by the undersigned which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or pursuant to written action taken in lieu of any such meeting or otherwise, in such manner as to cause the BFI Merger and any agreement effecting the BFI Merger to be approved. This proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration of and as an inducement to cause the Company to issue the Warrants. In connection with giving this proxy, the undersigned understands and agrees that the Merger effectively will cause a reverse split of the Company's capital stock in that every four (4) shares of BioFactors Common Stock issued and outstanding or held in treasury immediately prior to the effective time of the BFI Merger shall, automatically and without any action of the part of the respective holders thereof, be converted into approximately three (3) shares of Registrant Common Stock (or such other number of shares as Chatfield Dean and the Company shall determine).

                  7. Construction of Waiver. The Unit Agreement shall be deemed amended only to the extent set forth herein and remains in full force and effect.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this FIRST AMENDMENT TO UNIT SUBSCRIPTION AGREEMENT to be duly executed as of the day and year first above written.


                           BIOFACTORS, INC.



                           By: /s/  ESMOND T. GOEI
                              ----------------------------------------------
                                 Esmond T. Goei, President & CEO



                              HOLDER:
                           (Individual)

                               /s/ ALAN GRODKO
                           --------------------------------------------------
                                    (Signature)

                                   Alan Grodko
                           --------------------------------------------------
                                    (Print Name)

                               /s/ Jeffrey Grodko
                           --------------------------------------------------
                                    (Signature)

                                   Jeffrey Grodko
                           --------------------------------------------------
                                    (Print Name)

                               /s/ MORRIS HUARSKY
                           --------------------------------------------------
                                    (Signature)

                                   Morris Huarsky
                           --------------------------------------------------
                                    (Print Name)

                               /s/ EDUARDO J. SABAL
                           --------------------------------------------------
                                    (Signature)

                           Eduardo J. Sabal, Attorney-in-Fact for
                           Juana Elsaca Sauc



                             HOLDER:
                            (Entity)

                                   Heleric Trading, LtO.
                            ------------------------------------------------
                                     (Print name of entity)


                            By:   /s/ LESTER SLOANE
                               ---------------------------------------------
                               (Signature of officer or other authorized person)

                            Title:  V.P.
                                  ------------------------------------------

                                Milchman Family Partners, Inc.
                            ------------------------------------------------
                                     (Print name of entity)


                            By:   /s/ ERNEST MILCHMAN
                               ---------------------------------------------
                               (Signature of officer or other authorized person)

                            Title:  President
                                  ------------------------------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."


                                BIOFACTORS, INC.
                                 PROMISSORY NOTE

$_______________                                                       No.______
                                                              May ________, 1996

                  FOR VALUE RECEIVED, the undersigned, BIOFACTORS, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of ___________________, or registered assigns ("Holder") at such place as the Holder may from time to time designate in writing, the principal sum of ________________ THOUSAND DOLLARS ($___________), and to pay simple interest on the unpaid balance of said principal from the date hereof through maturity at the rate of ten percent (10%) per annum.

                  1.       Maturity.

                           (a)      Principal and accrued interest under this
Note shall be due and payable at the Maturity Date as set forth in the Unit Agreement (defined below).

                           (b)      Principal and interest payments hereunder
shall be made in money of the United States of America, lawful at such times for the satisfaction of public and private debts.

                  2. Prepayment. The Company may prepay this Note in whole at any time, or in part from time to time, without penalty or premium, upon thirty (30) days' written notice to the Holder. Each partial prepayment shall first be applied to interest accrued through the date of prepayment and then to principal.

                  3. Unit Agreement. This Note is the Maker's "Note" and is issued pursuant to and is subject to and entitled to the benefit of that certain Unit Subscription Agreement dated as of May 17, 1996, between Maker and the Purchasers named therein, as the same may be amended, modified or supplemented from time to time as permitted thereby (as amended, the "Unit Agreement"). Capitalized terms used herein without definition shall have the meaning set forth in the Unit Agreement.

                  4. Registered Note. This Note is a registered Note and is transferable only by surrender thereof at the principal offices of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing. The Maker may treat the person whose name appears in the Note register as the owner hereof for the purpose of receiving payment as herein provided. Transfers are subject to the restrictions set forth in the Unit Agreement.

                  6. Waiver of Demand, Protest, etc. Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. Maker promises to pay costs of collection and reasonable attorneys' fees if default is made in the payment of this Note. The right to plead any and all statutes of limitation as a defense to this Note or to any agreement to pay the same, is hereby expressly waived by the undersigned to the full extent permitted by law.

                  7. Notice. Any notice required or permitted hereunder shall be given in accordance with the Unit Agreement.

                  8. Governing Law. THE MAKER AND THE HOLDER AGREE THAT THIS NOTE AND THE LEGAL RELATIONS BETWEEN THE MAKER AND THE HOLDER, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF COLORADO WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION.

                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of this __________ day of _______________, 1996.

                                     MAKER: BIOFACTORS, INC.

                                     By:

                                     Name:


                                       -2-